Allmerica Financial                                           Semi-Annual Report
-------------------------
      JUNE 30, 1999

                                                      Allmerica Securities Trust

1999

AST

                                   [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]

Trust Information ...................................................      2

A Letter from the Chairman ..........................................      3

Bond & Money Market Overview ........................................      4

Trust Overview ......................................................      6

Financials ..........................................................    F-1

Shareholder Information .............................................   F-11

                                                             Table of Contents 1

Board of Trustees
John F. O'Brien, Chairman
P. Kevin Condron*
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Paul D. Paganucci*
Richard M. Reilly
Ranne P. Warner*

Officers
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Investment Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

Registrar and Transfer, Dividend Disbursing and Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

*Independent Trustees

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Shareholders Inquires May Be Directed To:
The Bank of New York Shareholder Relations
Department - 11E P.O. Box 11258 Church Street
Station, New York, NY 10286
1-800-432-8224

2 Trust Information

Dear Client:

The first half of 1999 was a turbulent time for the U.S. bond market as it struggled with the conflicting forces of solid economic growth and fears of rising inflation.

The market got off to a strong start as it continued to benefit from the positive momentum created in late November. The U.S. economy supported the market as it proved to be surprisingly resilient and showed few signs of slowing down. Internationally, emerging markets appeared to have weathered the worst as economic restructuring efforts began to pay off in countries like Korea, petroleum exporting countries benefited from higher oil prices and the markets shrugged off Brazil's currency devaluation. As a result of this economic strength in both domestic and foreign markets, spreads on corporate bonds and mortgage-backed securities narrowed and bond prices were driven higher.

Unfortunately, the good news began to look too good. Corporations rushed to issue new bonds and the market struggled to absorb in excess of $70 billion of new issuance. The economy also began to look even stronger than expected. This raised inflation fears and interest rates rose in anticipation of action by the Federal Reserve Board. During June, the 30 year Treasury bond traded to a 19-month high of 6.16%. As the period ended, the Fed raised rates by 0.25% on June 30.

Against this backdrop we are pleased with the performance of the Allmerica Securities Trust despite a total return of -1.65% for the six month period. Fund performance benefited from an allocation to high yield bonds, where higher yields enabled the fund to outperform the -2.26% return of the Lehman Corporate Bond index.

We are pleased to report that on August 10, 1999, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.20 per share, payable on September 30, 1999, to shareholders of record on August 31, 1999. For the twelve month period ended June 30, 1999, the Trust paid dividends of $0.81 per share producing a current yield of 7.95% based on the closing price of $10.1875. By comparison, the yield on the 10 year Treasury note as of June 30, 1999, was 5.78%.

Thank you for your interest in the Allmerica Securities Trust. The Trust's manager continues to keep a watchful eye on macro-economic events and is comfortable that the Trust is well-positioned to continue to provide you with the competitive returns you have come to enjoy.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Securities Trust

                                                    A Letter from the Chairman 3

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.

The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.

The first half of 1999 was a turbulent period for the bond market. Performance varied from the first quarter to the second, leaving the majority of bond investors disappointed.

The year began with a certain confidence in the stability of the domestic economy. Agency, corporate, and mortgage-backed bonds rallied, encouraging investors to take advantage of bond yield premiums that had been de-emphasized during the Treasury rally of 1998. However, the economy grew more rapidly than predicted and patterns of inflation, such as increasing commodity prices, became evident. By the end of the second quarter the Federal Reserve raised interest rates 0.25% against the threat of inflation. As the quarter progressed most sectors tended to decline in value, treasuries suffering the greatest losses. On the other hand, emerging markets showed signs of life in the second quarter and a few emerging markets bonds made their debut as stand out performers.

The second quarter marked the first time in two years in which some foreign markets outperformed the U.S. bond market. Throughout Asia, economic recovery was evident and interest rates fell. Japan's economy, in particular, showed great signs of recovery throughout the first half of this year, inspiring enthusiasm among international investors. Latin America also fared well, the most significant performers being Mexico and Brazil, both in the process of economic recovery.

As a group, however, foreign markets underperformed the U.S. bond market in the second quarter, the major culprit being Europe, where a backup in interest rates has been significant. Introduced on January 1, the new European currency, the "euro", lost 13% of its value against the dollar within six months. Many European bonds sold at a great dis-

                           [TIME LINE APPEARS HERE]

[GRAPHIC APPEARS HERE]

The new European Currency is introduced. Over the course of six months, the euro loses 13% of its value against the dollar.

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

[GRAPHIC APPEARS HERE]

Investors take a cautious stance toward the rapidly growing economy and the threat of an increase in interest rates by favoring the money market and U.S. Treasuries.

Corporate and securitized spreads widen, due principally to the high rate of net new issuance from companies such as Sprint, Conoco, and Ford.

4  Bond & Money Market Overview
count to American bonds, yet it appears unlikely that the European Central Bank will tighten its monetary policy in the near future. A highly probable source of the foreign market's underperformance is the Japanese selling of euro-denominated issues in the face of the significant weakness of the euro against both the dollar and the yen.

Although the Federal Reserve announced their decision to adopt a neutral bias in conjunction with an increase in interest rates in late June, they are on the lookout for signs that the domestic economy is strengthening, in which case a more forceful bias will be in order. The record pace of corporate bond issuance displayed late in the second quarter is one indicator that the economy is, in fact, continuing to strengthen. The high rate of net new issuance, higher than the total for any previous year with the exception of last year's, has been the largest force in widening corporate and securitized spreads. The predominance of "mega" issues, such as the Ford and earlier AT&T issues, has also tended to reduce liquidity in the broader corporate market as more money is drawn to relatively few large and liquid issues.

The money market also struggled as a result of the volatile economy but managed to outperform the bond market. Ultimately, it was the very strength of the economy that worried investors and the Federal Reserve about the potential for higher inflation. The domestic economy turned out to be more resilient than predicted. Housing and auto sales remained strong and corporate fundamentals remained positive. Investors remained defensive against rising interest rates over the last quarter and were rewarded by turning their attention to the general security of the money market.

Looking ahead in the U.S. economy, interest rates appear to be near the top of their projected trading range. Although corporate fundamentals remain positive, corporate spreads are likely to experience volatility in expectation of large new issues from companies such as Ford. Many foreign economies are in the process of recovery, their bond markets benefiting from increasing investor enthusiasm. Overall, the bond market seems to be in the process of gaining stability. However, investors are remaining cautious and could favor U.S. Treasuries.

                           [TIME LINE APPEARS HERE]

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

[GRAPHIC APPEARS HERE]

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

In response to rapid economic growth, the Federal Reserve combines a neutral bias with a 0.25% raise in interest rates to guard against inflation.

[GRAPHIC APPEARS HERE]


                                                 Bond & Money Market Overview  5

The Allmerica Securities Trust posted a return of -1.65% for the first half of the year compared to the -2.26% return of the Lehman Corporate Bond Index for the same period.

The first half of 1999 was a turbulent time for the U.S. bond market. As confidence slowly returned to the market, investors moved away from the safety of Treasuries and back into a variety of "spread" assets such as Government Agency paper, corporate bonds and mortgage-backed securities. This increase in demand caused spreads to narrow and bond prices to rise. However, the economy once again proved to be more resilient than many forecasters predicted. Responding to a succession of strong economic indicators, interest rates rose in anticipation of a monetary policy tightening. Yields for intermediate Treasuries fluctuated 1.40% and ended the period more than 1.10% higher than they started the year.

The overall rise in interest rates caused the bond market to post a negative return for the period. (Bond prices move in the opposite direction to interest rates.) The yield advantage of below investment grade bonds (27% of the portfolio) offset some of the market decline and helped the fund to outperform its index for the last six months.

Looking ahead the Fund manager remains cautious. Interest rates appear to be near the top of their projected trading range. However, corporate spreads are likely to remain volatile in expectation of large new issues from companies such as Ford. In light of this, the Fund manger has a slightly higher than normal allocation of U.S. Treasuries which can be swapped into corporate bonds if a good buying opportunity appears.

Investment Adviser
Allmerica Asset Management, Inc.

About The Fund

Seeks to generate a high rate of current income for distribution to shareholders.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1999, the sector allocation of net assets was:

Corporate Notes & Bonds                      69%
U.S. Government Obligations                  14%
Asset-Backed & Mortgage-Backed Securities     9%
Foreign Bonds                                 4%
Cash Equivalents & Other                      4%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended June 30, 1999                      1 Year      5 Years    10 Years

Allmerica Securities Trust                     1.58%        8.50%      8.99%

Lehman Brothers Corporate Bond Index           3.58%        7.75%      8.28%

Lipper Corporate Debt
BBB-Rated Funds Average                        0.84%        7.84%      8.25%

--------------------------------------------------------------------------------
                             Historical Performance
--------------------------------------------------------------------------------

                                         Total Return            Total Return
                                      on Net Asset Value       on Market Value

1994                                        (2.41%)               (12.48%)

1995                                        18.58%                21.71%

1996                                         5.35%                 6.06%

1997                                        11.34%                14.07%

1998                                         8.47%                11.13%

1999 (As of June 30, 1999)                  (1.65%)               (4.90%)

The Lehman Brothers Corporate Bond Index is an unmanaged index of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Funds Average is a non-weighted index of 112 funds within the Corporate BBB Debt Fund category.

Portfolio composition is subject to change.

6  Allmerica Securities Trust

Financials

                      This page intentionally left blank.

                           Allmerica Securities Trust

              PORTFOLIO OF INVESTMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                        Moody's Ratings  (Note 2)
-----------------------------------------------------------------------------
 CORPORATE NOTES AND BONDS - 69.4%
             Media - Broadcasting & Publishing -
              10.4%
 $1,000,000  Charter Communications Holdings,
             Inc. (A)
             8.25%, 04/01/07 (D)                         B         $  957,500
  1,000,000  Comcast Cable Communications, Inc.
             8.13%, 05/01/04                             Baa        1,050,199
    750,000  Continental Cablevision, Inc.
             8.30%, 05/15/06                             Baa          796,220
  1,000,000  Continental Cablevision, Inc.
             8.50%, 09/15/01                             Baa        1,043,241
  1,000,000  CSC Holdings, Inc., Debenture
             7.88%, 02/15/18                             Ba           947,500
    700,000  Hearst-Argyle Television, Inc.,
             Senior Note
             7.00%, 01/15/18                             Baa          646,442
    850,000  Time Warner Entertainment Co., LP
             8.38%, 03/15/23                             Baa          919,839
  1,000,000  Time Warner, Inc.
             9.15%, 02/01/23                             Baa        1,152,610
    500,000  Viacom, Inc.
             7.75%, 06/01/05                             Baa          514,357
  1,000,000  Viacom, Inc., Senior Debenture,
             Guaranteed
             7.63%, 01/15/16                             Baa        1,007,311
  1,000,000  Westinghouse Electric Corp.,
             Debenture
             8.38%, 06/15/02                             Baa        1,040,191
                                                                   ----------
                                                                   10,075,410
                                                                   ----------
             Oil & Gas - 9.9%
  2,000,000  ANR Pipeline Co., Debenture
             9.63%, 11/01/21                             Baa        2,389,606
  1,000,000  Clark Oil & Refining Corp., Senior
             Notes
             9.50%, 09/15/04                             Ba           996,250
  1,450,000  Ocean Energy, Inc., Senior Notes,
             Series B
             7.63%, 07/01/05                             Ba         1,388,375
  1,000,000  Oryx Energy Co.
             8.13%, 10/15/05                             Baa        1,041,675
  1,500,000  RBF Finance Co. (A)
             11.00%, 03/15/06                            Ba         1,552,500
  1,250,000  Texas Eastern Transmission Corp.,
             Debenture
             10.00%, 08/15/01                            A          1,336,123
  1,000,000  Tosco Corp.
             7.00%, 07/15/00                             Baa        1,001,918
                                                                   ----------
                                                                    9,706,447
                                                                   ----------
             Electric Utilities - 7.0%
  1,000,000  CMS Energy Corp.
             7.50%, 01/15/09                             Ba           930,894

                                                                     Value
  Par Value                                       Moody's Ratings  (Note 2)
----------------------------------------------------------------------------
             Electric Utilities (continued)
 $1,550,000  Connecticut Light & Power Co.
             7.88%, 10/01/24                            Baa       $1,587,619
    867,000  North Atlantic Energy Corp., First
             Mortgage, Series A
             9.05%, 06/01/02                            B            878,265
  1,270,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                            Baa        1,369,771
    600,000  Texas Utilities Co.
             7.38%, 10/01/25                            A            575,712
  1,500,000  Texas-New Mexico Power Co., First
             Mortgage, Series U
             9.25%, 09/15/00                            Baa        1,543,638
                                                                  ----------
                                                                   6,885,899
                                                                  ----------
             Financial Services - 6.2%
  1,500,000  Colonial Capital II, Series A,
             Guaranteed
             8.92%, 01/15/27 (D)                        BB         1,368,983
    975,000  Compass Trust I, Series A
             8.23%, 01/15/27                            A            973,376
    649,000  Homeside International, Inc.
             11.25%, 05/15/03                           A            738,238
  1,000,000  Homeside Lending, Inc., MTN
             6.88%, 05/15/00                            A          1,004,556
  1,000,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                            Baa          968,073
  1,000,000  The Money Store, Inc.
             8.05%, 04/15/02                            A          1,041,020
                                                                  ----------
                                                                   6,094,246
                                                                  ----------
             Banking - 5.9%
  1,400,000  Capital One Financial Corp.
             7.25%, 12/01/03                            Baa        1,381,302
  1,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                            A            951,531
  1,000,000  First Tennessee National Corp.,
             Subordinated Notes
             6.75%, 11/15/05                            Baa          988,922
    550,000  MBNA Corp.
             6.96%, 09/12/02                            Baa          541,462
  1,000,000  Providian Capital, Series A,
             Guaranteed (A)
             9.53%, 02/01/27                            Ba           925,498
  1,000,000  Riggs Capital Trust (A)
             8.63%, 12/31/26                            Baa          957,622
                                                                  ----------
                                                                   5,746,337
                                                                  ----------
             Airlines - 4.8%
  1,000,000  AMR Corp., Debenture
             10.00%, 02/01/01                           Baa        1,047,324
    949,052  Delta Airlines, Inc.
             9.23%, 07/02/02 (B)                        NR           988,599
  1,245,239  United Air Lines, Inc.
             9.30%, 03/22/08                            Baa        1,355,853

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
 Par Value                                        Moody's Ratings  (Note 2)
----------------------------------------------------------------------------
            Airlines (continued)
 $ 659,000  U.S. Air, Inc., Equipment Trust,
            Series D
            10.30%, 01/15/00                            Ba        $  665,052
   661,000  U.S. Air, Inc., Equipment Trust,
            Series F
            10.30%, 01/15/00                            Ba           667,916
                                                                  ----------
                                                                   4,724,744
                                                                  ----------
            Beverages, Food & Tobacco - 3.3%
 1,000,000  DiMon, Inc., Senior Notes, Series B
            8.88%, 06/01/06                             Ba           901,450
   700,000  J. Seagram & Sons, Inc.
            7.60%, 12/15/28                             Baa          677,110
 1,600,000  Ralston Purina Co., Debenture
            7.75%, 10/01/15                             Baa        1,671,334
                                                                  ----------
                                                                   3,249,894
                                                                  ----------
            Metals - 3.1%
 2,000,000  Bethlehem Steel Corp., Senior Notes
            10.38%, 09/01/03                            Ba         2,115,000
 1,000,000  LTV Corp., Senior Notes, Guaranteed
            8.20%, 09/15/07                             Ba           935,000
                                                                  ----------
                                                                   3,050,000
                                                                  ----------
            Forest Products &
            Paper - 2.9%
   950,000  Buckeye Cellulose Corp., Senior
            Subordinated Notes
            9.25%, 09/15/08                             Ba           978,500
 1,000,000  International Paper Co.
            6.88%, 04/15/29                             A            918,610
   950,000  Republic Group, Inc., Senior Notes
            9.50%, 07/15/08 (D)                         B            935,750
                                                                  ----------
                                                                   2,832,860
                                                                  ----------
            Telephone Systems - 2.2%
 1,175,000  MCI Worldcom, Inc.
            7.75%, 04/01/07                             A          1,227,938
   950,000  Sprint Capital Corp.
            5.70%, 11/15/03                             Baa          913,762
                                                                  ----------
                                                                   2,141,700
                                                                  ----------
            Chemicals - 2.0%
 1,000,000  Georgia Gulf Corp.
            7.63%, 11/15/05                             Ba           989,791
 1,000,000  Lyondell Chemical Co. (A)
            9.63%, 05/01/07                             Ba         1,004,400
                                                                  ----------
                                                                   1,994,191
                                                                  ----------

                                                                       Value
 Par Value                                          Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
            Health Care Providers - 2.0%
 $ 675,000  Allegiance Corp.
            7.30%, 10/15/06                               A         $  689,513
 1,000,000  Tenet Healthcare Corp., Senior Notes
            7.63%, 06/01/08                               Ba           935,000
   300,000  Tenet Healthcare Corp., Senior
            Subordinated Notes
            8.63%, 01/15/07                               Ba           295,500
                                                                    ----------
                                                                     1,920,013
                                                                    ----------
            Household Products - 2.0%
   950,000  Owens-Illinois, Inc., Senior Notes
            7.85%, 05/15/04                               Ba           947,749
 1,000,000  RPM, Inc., Senior Notes
            7.00%, 06/15/05                               Baa          964,943
                                                                    ----------
                                                                     1,912,692
                                                                    ----------
            Communications - 1.9%
 1,000,000  Lucent Technologies, Inc.
            6.45%, 03/15/29                               A            913,752
 1,000,000  Qwest Communications International,
            Inc.
            7.25%, 11/01/08                               Ba           980,000
                                                                    ----------
                                                                     1,893,752
                                                                    ----------
            Building Materials - 1.1%
 1,000,000  USG Corp., Senior Notes
            8.50%, 08/01/05                               Baa        1,060,194
                                                                    ----------
            Securities Broker - 1.0%
 1,000,000  Donaldson, Lufkin & Jenrette, Inc.,
            Senior Note
            6.88%, 11/01/05                               A            985,509
                                                                    ----------
            Retailers - 1.0%
   950,000  Meyer (Fred), Inc.
            7.38%, 03/01/05                               Baa          962,756
                                                                    ----------
            Transportation - 1.0%
 1,000,000  Interpool, Inc.
            7.35%, 08/01/07                               Ba           941,873
                                                                    ----------
            Computers & Information - 0.9%
 1,000,000  International Business Machines Corp.
            6.50%, 01/15/28                               A            923,778
                                                                    ----------
            Insurance - 0.8%
   800,000  Conseco Finance Trust III
            8.80%, 04/01/27                               Ba           734,537
                                                                    ----------
            Total Corporate Notes
            and Bonds                                               67,836,832
                                                                    ----------
            (Cost $66,881,382)

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                        Moody's Ratings  (Note 2)
-----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS - 14.1%
             U.S. Treasury Bonds - 9.5%
 $3,300,000  7.13%, 02/15/23                             Aaa       $3,645,470
  5,150,000  7.25%, 05/15/16                             Aaa        5,652,125
                                                                   ----------
                                                                    9,297,595
                                                                   ----------
             U.S. Treasury Notes - 4.6%
    375,000  5.38%, 02/15/01                             Aaa          374,297
    800,000  5.63%, 02/28/01                             Aaa          802,000
    425,000  5.88%, 02/15/04                             Aaa          427,258
    570,000  6.88%, 05/15/06                             Aaa          600,103
  2,165,000  7.00%, 07/15/06                             Aaa        2,293,547
                                                                   ----------
                                                                    4,497,205
                                                                   ----------
             Total U.S. Government Obligations
             (Cost $13,939,607)                                    13,794,800
                                                                   ----------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.8%
  1,000,000  American Airlines, Inc., Pass-
             Through Trust, Series 1991-C2
             9.73%, 09/29/14                             A          1,165,980
  1,000,000  BankBoston RV Asset Backed Trust,
             Series 1997-1, Class A8
             6.54%, 02/15/09                             Aaa        1,004,260
    220,794  Barnett Auto Trust, Series
             1997-A, Class A-3
             6.03%, 11/15/01                             Aaa          221,357
    968,052  Donaldson, Lufkin & Jenrette
             Commercial Mortgage Corp. Series
             1998-CF2, Class A1A
             5.88%, 11/12/31                             Aaa          934,509
    729,041  First Plus Home Loan Trust, Series
             1996-2, Class A5
             7.47%, 02/20/11                             Aaa          730,229
  1,000,000  First Security Auto Owner Trust,
             Series 1999-1, Class A4, CMO
             5.74%, 06/15/04                             Aaa          985,090
    526,804  Green Tree Financial Corp., Series
             1995-A, Class A
             7.25%, 07/15/05                             Baa          523,638
    441,634  Green Tree Recreation Equipment &
             Consumer Trust Series 1997-B, Class
             A1
             6.55%, 07/15/28 (D)                         AAA          445,502
    777,717  Jones (Edward D.) & Co., LP
             7.95%, 04/15/06 (B)                         NR           801,663
    498,371  Midland Cogeneration Venture, LP,
             Series C-91
             10.33%, 07/23/02                            Baa          524,009
    295,560  National Auto Finance, Series 1996-
             1, Class A
             6.33%, 12/21/02                             Aaa          297,171

                                                                      Value
 Par Value                                         Moody's Ratings  (Note 2)
-----------------------------------------------------------------------------
 $  59,434  Resolution Trust Corp., Series 1995-
            C1, Class A4C, CMO
            6.85%, 02/25/27                              Aaa       $   59,334
   800,000  Valero Management Partnership, LP,
            First Mortgage, Series J-12
            10.02%, 03/15/07 (B)                         NR           800,000
    60,577  Western Financial Grantor Trust,
            Series1995-2, Class A2
            7.10%, 07/01/00                              Aaa           60,677
                                                                   ----------
            Total Asset-Backed and Mortgage-
            Backed Securities
            (Cost $9,367,043)                                       8,553,419
                                                                   ----------
 FOREIGN BONDS (C) - 4.5%
 1,000,000  Banco Nacional de Comercio Exterior
            8.00%, 07/18/02                              Ba           995,000
 1,150,000  BCH Cayman Islands, Ltd., Yankee
            Subordinated Note, Guaranteed
            6.50%, 02/15/06                              A          1,103,642
   950,000  Republic of Colombia, Series E, MTN
            (A)
            8.66%, 10/07/16                              Baa          781,157
 1,000,000  St. George Bank, Ltd., Yankee
            Debenture (A)
            7.15%, 10/15/05                              Baa          993,174
   500,000  United Mexican States, Yankee
            Emerging Market Notes
            8.50%, 09/15/02                              Ba           510,000
                                                                   ----------
            Total Foreign Bonds
            (Cost $4,395,464)                                       4,382,973
                                                                   ----------
 Shares
 ------
 INVESTMENT COMPANY - 0.9%
   910,135  SSgA Prime Money Market Fund                 NR           910,135
                                                                   ----------
            Total Investment Company
            (Cost $910,135)                                           910,135
                                                                   ----------

Total Investments - 97.7%                                          95,478,159
(Cost $95,493,631)
Net Other Assets and Liabilities - 2.3%                             2,214,755
                                                             ----------------
Total Net Assets - 100.0%                                    $     97,692,914
                                                             ================

------------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 1999, these securities amounted to $7,171,851 or 7.34% of net assets.
(B) Restricted Security--Represents ownership in a private placement investment which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For additional information concerning each restricted security, see Note 5.
(C) U.S. currency denominated.
(D) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


At June 30, 1999, the value of the securities loaned amounted to $12,261,989. The value of collateral amounted to $12,486,088 which consisted of cash equiva-lents (Note 2).

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings                                            S&P Ratings
   Aaa                           18.9%                           AAA                             0.5%
   A                             15.2                            BB                              1.4
   Baa                           35.1
   Ba                            22.3
   B                              2.9
   NR (Not Rated)                 3.7
                                ------                                                         ------
                                 98.1%                                                           1.9%
                                ======                                                         ======

Federal Income Tax Information (see Note 2)
At June 30, 1999, the aggregate cost of investment securities for tax purposes was $95,493,631. Net unrealized appreciation (depreciation) aggregated $(15,472), of which $2,099,589 related to appreciated investment securities and $2,115,061 related to depreciated investment securities.

Other Information
For the six months ended June 30, 1999, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $14,690,470 and $12,998,358 from non-governmental issuers, respectively, and $5,016,551 and $7,427,867 from Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

        STATEMENT OF ASSETS AND LIABILITIES . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Investments at cost.............................................  $ 95,493,631
 Net unrealized appreciation (depreciation)......................       (15,472)
                                                                   ------------
 Total investments at value......................................    95,478,159
 Cash............................................................           920
 Receivable for investments sold.................................       246,232
 Short-term investments held as collateral for securities
  loaned.........................................................    12,486,088
 Interest and dividend receivables...............................     2,135,413
                                                                   ------------
 Total Assets....................................................   110,346,812
                                                                   ------------
LIABILITIES:
 Advisory fee payable............................................        39,549
 Trustees' fees and expenses payable.............................         7,183
 Accrued expenses and other payables.............................       121,078
 Collateral for securities loaned................................    12,486,088
                                                                   ------------
 Total Liabilities...............................................    12,653,898
                                                                   ------------
NET ASSETS.......................................................  $ 97,692,914
                                                                   ============
NET ASSETS consist of:
 Par Value.......................................................  $  8,592,306
 Paid-in capital.................................................    88,445,043
 Undistributed (distribution in excess of) net investment
  income.........................................................       119,014
 Accumulated (distribution in excess of) net realized gain (loss)
  on investments sold............................................       552,023
 Net unrealized appreciation (depreciation) of investments.......       (15,472)
                                                                   ------------
TOTAL NET ASSETS.................................................  $ 97,692,914
                                                                   ============
Shares of beneficial interest outstanding (10,000,000 authorized
 shares with par value of $1.00).................................     8,592,306
NET ASSET VALUE
 Per share.......................................................  $     11.370
                                                                   ============
MARKET VALUE (closing price on New York Stock Exchange)
 Per share.......................................................  $     10.188
                                                                   ============

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

  STATEMENT OF OPERATIONS . For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest (including income on securities loaned of $1,030).......  $ 3,883,150
 Dividends........................................................       11,932
                                                                    -----------
 Total investment income..........................................    3,895,082
                                                                    -----------
EXPENSES
 Investment advisory fees.........................................      246,480
 Custodian and Fund accounting fees...............................       38,398
 Transfer agent fees..............................................       38,006
 Legal fees.......................................................        2,240
 Audit fees.......................................................        8,182
 Trustees' fees and expenses......................................       10,514
 Reports to shareholders..........................................       27,602
 New York Stock Exchange fees.....................................        8,281
 Miscellaneous....................................................          611
                                                                    -----------
 Total expenses...................................................      380,314
                                                                    -----------
NET INVESTMENT INCOME.............................................    3,514,768
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold.....................      829,397
 Net change in unrealized appreciation (depreciation) of
  investments.....................................................   (5,984,493)
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS....................................   (5,155,096)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(1,640,328)
                                                                    ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Six Months Ended
                                              June 30, 1999      Year Ended
                                               (Unaudited)    December 31, 1998
-------------------------------------------------------------------------------
NET ASSETS at beginning of period..........    $102,770,164     $101,572,152
                                               ------------     ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS:
 Net investment income.....................       3,514,768        6,957,970
 Net realized gain (loss) on investments
  sold.....................................         829,397          948,514
 Net change in unrealized appreciation
  (depreciation) of investments............      (5,984,493)         423,141
                                               ------------     ------------
 Net increase (decrease) in net assets
  resulting from operations................      (1,640,328)       8,329,625
                                               ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.....................      (3,436,922)      (7,032,886)
 Distributions in excess of net investment
  income...................................              --          (98,727)
                                               ------------     ------------
  Total distributions......................      (3,436,922)      (7,131,613)
                                               ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Issued to shareholders in reinvestment of
  dividends................................              --               --
                                               ------------     ------------
  Total increase (decrease) in net assets..      (5,077,250)       1,198,012
                                               ------------     ------------
NET ASSETS at end of year..................    $ 97,692,914     $102,770,164
                                               ============     ============
Undistributed (distribution in excess of)
 net investment income.....................    $    119,014     $     41,168
                                               ============     ============

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                          Six Months Ended          Year Ended December 31,
                           June 30, 1999   ----------------------------------------------
                            (Unaudited)      1998      1997     1996      1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of period....      $11.961      $ 11.821  $ 11.421  $11.694  $ 10.644  $11.773
                              -------      --------  --------  -------  --------  -------
Income from Investment
 Operations:
 Net investment income..        0.409         0.810     0.837    0.843     0.860    0.843
 Net realized and
  unrealized gain (loss)
  on investments........       (0.600)        0.160     0.403   (0.256)    1.050   (1.122)
                              -------      --------  --------  -------  --------  -------
 Total from Investment
  Operations:                  (0.191)        0.970     1.240    0.587     1.910   (0.279)
                              -------      --------  --------  -------  --------  -------
Less Distributions:
 Dividends from net
  investment income.....       (0.400)       (0.819)   (0.840)  (0.860)   (0.860)  (0.850)
 Distribution in excess
  of net investment
  income................           --        (0.011)       --       --        --       --
                              -------      --------  --------  -------  --------  -------
 Total distributions....       (0.400)       (0.830)   (0.840)  (0.860)   (0.860)  (0.850)
                              -------      --------  --------  -------  --------  -------
Net increase (decrease)
 in net asset value.....       (0.591)        0.140     0.400   (0.273)    1.050   (1.129)
                              -------      --------  --------  -------  --------  -------
Net Asset Value, end of
 period.................      $11.370      $ 11.961  $ 11.821  $11.421  $ 11.694  $10.644
                              =======      ========  ========  =======  ========  =======
Market Value, end of
 period.................      $10.188      $ 11.125  $ 10.813  $10.250  $ 10.500  $ 9.375
                              =======      ========  ========  =======  ========  =======
Total Return on Market
 Value, end of period...        (4.90)%       11.13%    14.07%    6.06%    21.71%  (12.48)%
Ratios/Supplemental Data
Net Assets, end of
 period (000's).........      $97,693      $102,770  $101,572  $98,135  $100,483  $91,458
Ratios to average net
 assets:
 Net investment income..        7.07%*        6.78%     7.27%    7.44%     7.64%    7.59%
 Operating expenses.....        0.76%*        0.73%     0.72%    0.75%     0.77%    0.78%
 Management fee.........        0.50%*        0.49%     0.50%    0.50%     0.51%    0.50%
 Portfolio turnover
  rate..................          20%**         25%       27%      47%       42%      42%

------------------------------------
*   Annualized
**  Not Annualized

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts busi-ness trust on June 30,1986, and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment compa-ny.

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various rela-tionships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, accretion of discount earned on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds. Dividend income is recorded on ex-dividend date.

Federal Taxes: The Trust intends to continue to qualify as a "regulated invest-ment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net real-ized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Fed-eral excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends to shareholders resulting from net investment income are recorded on ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regu-lations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts, and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Securities Lending: The Trust is using Investors Bank & Trust Company ("Invest-ors Bank & Trust") as its lending agent to loan securities to brokers in exchange for negotiated lenders' fees. These fees are included in interest income on the Statement of Operations. The Trust receives obligations of the U.S. Government and its agencies, cash and/or cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of the collateral at the period end is included under the caption "Other Information" at the end of the Trust's Sched-ule of Investments. Prior to April 1, 1999 Bankers Trust Company ("Bankers Trust") was its agent.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which cannot be directly attributable to the Trust are allocated based upon relative net assets among the Trust and one other affiliated registered investment company.

                         ------------------------------------------------------

                           Allmerica Securities Trust

--------------------------------------------------------------------------------


3.INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS.

Allmerica Asset Management, Inc. ("AAM"), a direct, wholly-owned subsidiary of Allmerica Financial Corporation ("Allmerica Financial"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at the annual rate of (a) 3/10 of 1% of average net assets plus
(b) 2-1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1.00% of any excess of such value over $30,000,000, AAM will bear such excess expenses.

Effective April 1, 1999, AAM and the Trust have entered into an new Administra-tion Services Agreement and the Trust has entered into a Custodian Agreement with Investors Bank & Trust, whereby Investors Bank & Trust performs fund administration, custodian and fund accounting services for the Trust. Investors Bank & Trust is entitled to receive a fee for these services, in addition to certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee and the Trust will pay the fees for the fund accounting and custodian services to Investors Bank & Trust. Prior to April 1, 1999, First Data Investor Services Group, Inc. performed fund administration and fund accounting services for the Trust, and custodian services were performed by Bankers Trust.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4.SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At June 30, 1999, First Allmerica Financial Life Insurance Company, a direct, wholly-owned subsidiary of Allmerica Financial, the Trustees, and the officers of the Trust owned in the aggregate 101,059 shares of beneficial interest.

5.RESTRICTED SECURITIES

At June 30, 1999, the Trust owned the following restricted securities consti-tuting 2.65% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfo-lio. The Trust does not have the right to demand that such securities be regis-tered. The value of these securities is determined by valuations supplied by a pricing service or brokers or , if not available, in good faith by or at the direction of the Trustees. Additional information on the restricted securities is as follows:

                                  Date of     Par      Cost at
Issuer                          Acquisition  Amount  Acquisition   Value
---------------------------------------------------------------------------
Delta Airlines, Inc.             12/12/91   $949,052 $  960,248  $  988,599
Jones (Edward D.) & Co., L.P.    05/06/94    777,717    777,717     801,663
Valero Management Partnership,
 L.P.                            03/04/87    800,000    800,000     800,000
                                                     ----------  ----------
Total                                                $2,537,965  $2,590,262
                                                     ==========  ==========

--------------------------------------------

                           Allmerica Securities Trust

                               OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED): Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Investment Adviser, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now, or expect to be compli-ant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers. The Year 2000 problem could also have an adverse effect on the issuers, including foreign issuers, whose securities are owned by the Trust, potentially decreasing the value of such securities.

QUARTERLY DATA (Unaudited):

                                                                        Net increase
                              Net            Net realized and         (decrease) in net
                          Investment     Unrealized gains (losses)    assets resulting
                            Income            on investments           from operations
              Total    ----------------- -------------------------   --------------------
 Quarterly  Investment             Per                                              Per
  Period      Income     Amount   Share      Amount      Per Share     Amount      Share
------------------------------------------------------------------------------------------
 1996
 03/31/96   $2,005,042 $1,816,051 $0.211    $(3,493,629)    $(0.406) $(1,677,578) $(0.195)
 06/30/96    1,997,565  1,859,532  0.217       (856,366)     (0.100)   1,003,166    0.117
 09/30/96    1,996,408  1,795,479  0.209        467,738       0.054    2,263,217    0.263
 12/31/96    1,977,684  1,771,031  0.206      1,682,287       0.196    3,453,318    0.402
 1997
 03/31/97    1,985,192  1,767,212  0.205     (1,936,148)     (0.224)    (168,936)  (0.019)
 06/30/97    1,990,451  1,828,065  0.213      1,985,637       0.231    3,813,702    0.444
 09/30/97    1,968,825  1,792,484  0.209      2,067,555       0.241    3,860,039    0.450
 12/31/97    1,965,209  1,807,165  0.210      1,342,248       0.155    3,149,413    0.365
 1998
 03/31/98    1,925,568  1,767,120  0.205        440,123       0.051    2,207,243    0.256
 06/30/98    1,944,939  1,733,494  0.202      1,077,765       0.126    2,811,259    0.328
 09/30/98    1,927,559  1,738,387  0.203      1,253,393       0.146    2,991,780    0.349
 12/31/98    1,910,356  1,718,969  0.200     (1,399,626)     (0.163)     319,343    0.037
 1999
 03/31/99    1,919,560  1,729,221  0.201     (2,392,904)     (0.278)    (663,683)  (0.077)
 06/30/99    1,975,522  1,785,547  0.208     (2,762,192)     (0.322)    (976,645)  (0.114)

                         ------------------------------------------------------

                           Allmerica Securities Trust

                       REGULATORY DISCLOSURES (Unaudited)
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when sold, may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Automatic Dividend Investment Plan: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and frac-tional shares of the Trust to be held on deposit in your account. Such divi-dends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each cash payment date for a dividend or other distribution that will show the details of the transac-tion and the status of your account. You may terminate or rejoin at any time.

Cash Investment Plan: The cash investment plan provides a systematic, conve-nient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Fol-lowing each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

--------------------------------------------

                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]


  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
       Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
                      Investment Management Company, Inc.
       The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
                          Alliance Insurance Company
   Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance
               Company . Sterling Risk Management Services, Inc.
        Citizens Corporation . Citizens Insurance Company of America .
                           Citizens Management Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653

(6/99)